INVESTOR PRESENTATION May 2026 300 COLORADO Austin

WHY COUSINS?

PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO	• 100% Sun Belt / 100% Class A / 2013 average year built[1] • 76% of portfolio delivered or redeveloped since 2010[2] • CUZ asking rents 21% higher than pre-pandemic levels and 30% higher than Class A avg[3,4]
BENEFITING FROM POWERFUL OFFICE TRENDS	• Flight to quality driving demand for newer, highly-amenitized assets[5] • Sun Belt migration leading to outsized population growth[6] • Record low groundbreakings should create shortage of new, high-quality office space[7]
POSITIONED FOR ORGANIC GROWTH	• Modest lease expirations well below office sector average[8] • Near record-level pipeline with 1MM SF in lease negotiations or signed quarter-to-date[9] • Driving In-Place Rent Growth with new leasing[10]
STRATEGIC CAPITAL ALLOCATION CREATES GROWTH OPPORTUNITIES	• Strategic recycling of older assets to improve portfolio quality and cash flows[11] • Sourced over $1.4 billion of compelling and accretive new investments since 2024[12] • Recently delivered 903K development with a land bank supporting 5.6MM SF[13]
BALANCE SHEET PRIMED FOR OPPORTUNITIES	• Simple strategy with $988 million of liquidity and $89 million of unsettled forward equity[14] • Leverage 5.7x Net Debt/EBITDA is the lowest in the office sector[15] • Raised $1.9 billion of public debt since inaugural investment grade credit rating in 2024[16]
TRACK RECORD OF SUCCESS	• Increased cash rents for 48 consecutive quarters[17] • Forecasting earnings growth of 12.2% between 2023 and 2026[18] • NAV growth has consistently outperformed peer average[19]

Cousins

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35 COUSINS AT A GLANCE The Preeminent Sun Belt Office REIT Geographic Concentration1 22.9MM SF portfolio2 2013 average year built2 91.8% leased2 76% of portfolio developed or redeveloped since 20102,3 5.6MM SF land bank5 Dallas 5% Charlotte 11% Atlanta 31% Houston 3% Phoenix 8% Tampa 7% Nashville 1% Austin 34% 903K SF recently delivered development pipeline4

PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO

Lifestyle Office has Emerged as a Distinct and Desirable Property Type

LIFESTYLE OFFICE ASSETS

- ✓ **New or recently redeveloped** properties that command premium rents and enjoy higher occupancy
- ✓ Located in the best markets and submarkets with close proximity to **thriving and dynamic neighborhoods**
- ✓ **Highly-amenitized** including on-site retail & food, activated outdoor space, collaboration & meeting space, state-of-the art fitness options with locker rooms
- ✓ **Inspired design** and **efficient systems and floorplates** are becoming gating factors for increasingly discerning customers

Companies are recognizing the importance of desirable office space in recruitment, retention and culture

COMMODITY OFFICE ASSETS

- ✕ **Older vintage assets** with few or no in-building amenities and limited outdoor activation
- ✕ Proximity to single-use office districts with **challenging walkability** and few post work entertainment options
- ✕ **Dated designs** as well as **inefficient building systems and floorplates** with bland common areas
- ✕ Fundamental interior features – **low ceiling heights, small windows, etc.** – are uneconomic to change or improve through redevelopment
- ✕ Inconvenient and exposed **surface parking** with limited transit options

Large portions have become obsolete and unleasable – eventually will be redeveloped into another use

Cousins

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5 PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO Amenity-Rich Trophy Assets in Leading Sun Belt Markets 725 PONCE Atlanta HEIGHTS UNION Tampa VANTAGE Charlotte 100 MILL Phoenix THE DOMAIN Austin SAIL TOWER Austin

6 PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO On-Site Dining, Shopping and Entertainment Options Creating Dynamic Environments NEUHOFF Nashville BUCKHEAD PLAZA Atlanta THE RAILYARD Charlotte VANTAGE Charlotte

7 PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO Active Outdoor Spaces to Work, Recharge or Relax 3350 PEACHTREE Atlanta THE LINK Dallas 725 PONCE Atlanta 100 MILL Phoenix HEIGHTS UNION Tampa

8 PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO State-of-the-Art Fitness and Wellness Centers THE LINK Dallas SPRING & 8th Atlanta SPRING & 8th Atlanta PROMENADE Atlanta NEUHOFF Nashville

9 PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO Select Repositioning of High-Quality Assets in Prime Locations HAYDEN FERRY Tempe Phoenix RECENTLY COMPLETED REDEVELOPMENT

10 PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO Select Repositioning of High-Quality Assets in Prime Locations 201 N TRYON Uptown Charlotte IN-PROCESS REDEVELOPMENTS PROSCENIUM Midtown Atlanta

11 PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO Select Repositioning of High-Quality Assets in Prime Locations 550 SOUTH Uptown Charlotte IN-PROCESS REDEVELOPMENTS

12 PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO Cousins Portfolio Quality Ranks at the Top of Office REIT Peers 0 10 20 30 40 50 60 CUZ BXP PGRE KRC HIW HPP SLG VNO ESRT DEI Rent Score Build Score Amenity Score BANK OF AMERICA ANALYSIS OF PORTFOLIO QUALITY1 “Buildings along the upper tier of the quality spectrum are clearly emerging victorious on a relative basis in a world where tenants are overwhelmingly favoring “high-quality” workplaces as a means of incentivizing employees to return to the office...There seems to be more room for “pent-up” demand in higher quality assets, whereas lower quality assets won’t benefit nearly as much should utilization continue in its current range.” - Green Street, Office Insights 7/15/25

13 ATLANTA AUSTIN CHARLOTTE DALLAS PHOENIX TAMPA CLASS A ASKING RENT ($/SF)1,2 PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO Command Premium Rents 30% Higher than Class A Average in Our Core Markets $37.93 $48.83 Total Market $39.10 $73.51 Total Market $35.80 $57.02 Total Market $40.14 $52.54 Total Market $52.39 $61.89 Total Market $43.89 $52.72 Total Market

14 BENEFITING FROM POWERFUL OFFICE TRENDS Cousins is Positioned to Outperform in the Current Office Sector Environment  Customers are prioritizing high-quality, well-amenitized and well-located buildings to promote employee collaboration and engagement Flight To Quality Sun Belt Migration Return To Normal  Sun Belt markets continue to lead the nation in job and population growth1  Companies are increasing in-office attendance policies with Fortune 100 employers now requiring an average of four days a week in the office2 Shrinking Supply  Record high conversions combined with record low development starts is leading to a shrinking office inventory3 THEMES

15 -53 -24 -57 -140 -62 -86 133 -150 -100 -50 0 50 100 150 Before 1960 1960s 1970s 1980s 1990s 2000s 2010-Present Net Absorption Since Covid-19 Onset (SF MM'S) Y ea r of D el iv er y FLIGHT TO QUALITY Net Absorption Since COVID Onset1 BENEFITING FROM POWERFUL OFFICE TRENDS Flight to Quality is Driving Demand for Newer, Highly-Amenitized Assets 76% CUZ NOI generated from assets developed or redeveloped since 20102

16 Domestic Net Migration 20251 SUN BELT MIGRATION1 BENEFITING FROM POWERFUL OFFICE TRENDS Sun Belt Migration is Reaccelerating Houston Dallas Austin Nashville Charlotte Atlanta Tampa Phoenix 1. Texas +84k 2. North Carolina +67k 3. South Carolina +67k 47. Massachusetts -33k 4. Florida +42k 48. New Jersey -37k 5. Tennessee +31k 49. Illinois -40k 6. Arizona +27k 50. New York -138k 7. Alabama +23k 51. California -229k 8. Georgia +23k . . .

17 33MM 86MM 0 10 20 30 40 50 60 70 80 90 100 1970 1980 1990 2000 2010 2020 Arizona Tennessee North Carolina Georgia Florida Texas BENEFITING FROM POWERFUL OFFICE TRENDS Sun Belt Migration is Not a New Phenomenon POPULATION GROWTH IN COUSINS’ MARKETS1 MM’s +161% Increase 26% of U.S. Population 16% of U.S. Population

18 FORTUNE 100 OFFICE ATTENDANCE POLICIES1 BENEFITING FROM POWERFUL OFFICE TRENDS Customers Returning to Normal In-Office Work 6% 10% 3% 56% 41% 1% 2% 0% 10% 20% 30% 40% 50% 60% 70% 80% Fully In-office Hybrid Team- Dependent/Other Fully Remote Q3 2023 Q3 2025 Average weekly requirement: 4.0 days 81%

19 LEASING VOLUME vs PRE-PANDEMIC1 (MM SF) BENEFITING FROM POWERFUL OFFICE TRENDS Sun Belt Leasing Has Exceeded Pre-Pandemic Levels For More Than a Year 104% Sun Belt Growth Markets Atlanta, Austin, Charlotte, Dallas, Denver, Miami/South FL, Nashville, Phoenix, Raleigh, San Diego, Tampa 40% 50% 60% 70% 80% 90% 100% 110% 2020 2021 2022 2023 2024 2025 Tr ai lin g 12 -m on th le as in g re la ti ve to 2 0 19 (% ) 76.2% U.S. Overall 64.6% Gateway Markets Boston, Chicago, DC, LA, New York, San Francisco, Seattle

20 U.S. OFFICE INVENTORY1 (MM SF) BENEFITING FROM POWERFUL OFFICE TRENDS Office Supply is Shrinking and Creating a Shortage of New, High-Quality Space -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% -5 0 5 10 15 20 25 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Deliveries Net change in supply Inventory is shrinking as conversions accelerate and groundbreakings are at all-time lows

21 0% 10% 20% 30% 40% 50% HPP DEI CDP HIW PDM BDN VNO KRC ESRT CUZ SLG DEA BXP 2026 2027 2028 LEASE EXPIRATIONS BY YEAR1 POSITIONED FOR ORGANIC GROWTH Modest Lease Expirations Well Below Office Sector Average 16.5% Avg = 25.1%

22 70% 75% 80% 85% 90% 95% 100% 1Q17 1Q18 1Q19 1Q20 1Q21 1Q22 1Q23 1Q24 1Q25 1Q26 COUSINS PORTFOLIO OCCUPANCY vs LEASED1 POSITIONED FOR ORGANIC GROWTH Increase Occupancy from Contractual and New Leasing Pre-COVID (1Q17-1Q20) Avg = 94% Leased Pre-COVID Avg = 91% Occupancy Near record- level leasing pipeline with 1MM SF in lease negotiations or already signed quarter-to-date2

23 $33.70 $50.50 $30.00 $32.00 $34.00 $36.00 $38.00 $40.00 $42.00 $44.00 $46.00 $48.00 $50.00 $52.00 1Q17 1Q18 1Q19 1Q20 1Q21 1Q22 1Q23 1Q24 1Q25 1Q26 COUSINS IN-PLACE GROSS RENTS1 POSITIONED FOR ORGANIC GROWTH Driving In-Place Rent Growth with New Leasing +50% Increase $/SF

24 -$800 -$600 -$400 -$200 $0 $200 $400 $600 $800 $1,000 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Acquisitions Dispositions Development Starts ASSET RECYCLING1 STRATEGIC CAPITAL ALLOCATION CREATES GROWTH OPPORTUNITIES Improving Portfolio Quality and Cash Flows Through Capital Recycling MM’s Portfolio Avg Age 28 Yrs Portfolio Avg Age 13 Yrs

25 STRATEGIC CAPITAL ALLOCATION CREATES GROWTH OPPORTUNITIES Sourced over $1.4 Billion of Compelling New Acquisitions in Core Sun Belt Markets Since 2024 RECENT ACQUISITIONS UPTOWN Charlotte 300 S Tryon $317.5MM SOUTH END Charlotte VANTAGE $328.5MM UPTOWN Dallas THE LINK $218MM DOWNTOWN Austin SAIL TOWER $521.8MM

26 STRATEGIC CAPITAL ALLOCATION CREATES GROWTH OPPORTUNITIES 903K SF Development Delivering NOI Growth NEUHOFF CURRENT DEVELOPMENT PIPELINE NASHVILLE 396K SF Office 53K SF Retail 542 Apartments 50% Ownership Office 84% Leased1 Apartments 93% Leased1

27 DOMAIN POINT LEGACY UNION TWO / THREE LEGACY 600K SF DALLAS MIDTOWN 800K SF 887 WEST PEACHTREE 3354 PEACHTREE ATLANTA AUSTIN 715 PONCE MIDTOWN 200K SF DOMAIN 900K SF TAMPA CORPORATE CENTER V WESTSHORE 180K SF DOMAIN CENTRAL CHARLOTTE 303 TREMONT 1435 S. TRYON SOUTH END 650K SF SOUTH END 520K SF STRATEGIC CAPITAL ALLOCATION CREATES GROWTH OPPORTUNITIES Land Bank Supports 5.6MM SF1 of Additional New Office or Mixed-Use Development BUCKHEAD 800K SF DOMAIN 600K SF NASHVILLE NEUHOFF PHASE II GERMANTOWN 300K SF

28 5.7x 0.0x 2.0x 4.0x 6.0x 8.0x 10.0x 12.0x SLG HPP BDN BXP VNO KRC DEA PDM ESRT HIW FSP CDP CUZ NET DEBT/EBITDA1 $988 Million Liquidity2 BALANCE SHEET PRIMED FOR OPPORTUNITIES Low Leverage with Substantial Liquidity Avg = 8.0x

29 0% 5% 10% 15% 20% 25% 1Q18 1Q19 1Q20 1Q21 1Q22 1Q23 1Q24 1Q25 1Q26 TRACK RECORD OF SUCCESS Increased Cash Rents for 48 Consecutive Quarters COUSINS INCREASE IN 2ND GENERATION CASH NET RENT1 Avg = 9.9%

30 12.2% -80% -60% -40% -20% 0% 20% BDN DEI KRC PDM VNO SLG HIW BXP ESRT DEA CUZ CDP FFO/SHARE GROWTH 2023 vs 20261 TRACK RECORD OF SUCCESS Industry Leading Earnings Growth Avg = -9.0%

31 -12% -38% -52% -60% -50% -40% -30% -20% -10% 0% 10% 20% 30% 1Q17 1Q18 1Q19 1Q20 1Q21 1Q22 1Q23 1Q24 1Q25 1Q26 NET ASSET VALUE CHANGE PER GREEN STREET1 TRACK RECORD OF SUCCESS Premier Sun Belt Portfolio and Development Expertise Drive Relative NAV Performance CUZ Non-Gateway Peer Avg Gateway Peer Avg

32 Pamela F. Roper Executive Vice President, General Counsel and Corporate Secretary M. Colin Connolly President and Chief Executive Officer John S. McColl Executive Vice President, Development Gregg D. Adzema Executive Vice President and Chief Financial Officer Richard Hickson Executive Vice President, Operations Kennedy Hicks Executive Vice President and Chief Investment Officer MEET OUR EXECUTIVE TEAM Stable, Experienced Leadership

APPENDIX 725 PONCE Atlanta

34 Buckhead 42% Midtown 40% Central Perimeter 10% North Fulton 8% Technology 23% Financial Services 22% Professional Services 12% Real Estate 9% Legal Services 8% Consumer Goods and Services 8% Other 6% Healthcare 5% Insurance 4% Construction 3% Submarket Concentration2 Industry Concentration4 ATLANTA Market Snapshot 8.6MM Total Square Feet1 89% Leased1 $48.83 Average Asking Rent3

35 Technology 53% Legal Services 11% Energy 9% Financial Services 7% Consumer Goods and Services 6% Other 5% Professional Services 4% Marketing 3% Healthcare 2% CBD 52% Domain 39% Southwest 7% Northwest 2% AUSTIN Market Snapshot 5.7MM Total Square Feet1 95% Leased1 $61.89 Average Asking Rent3 Industry Concentration4 Submarket Concentration2

36 Uptown 49% South End 51% Legal Services 23% Financial Services 16% Real Estate 14% Other 14% Insurance 12% Professional Services 7% Consumer Goods and Services 6% Transportation 5% Healthcare 3% CHARLOTTE Market Snapshot 2.7MM Total Square Feet1 81% Leased1 Submarket Concentration2 Industry Concentration4 $52.72 Average Asking Rent3

37 Healthcare 25% Other 13% Insurance 12% Technology 10% Legal Services 10% Professional Services 9% Financial Services 8% Consumer Goods and Services 7% Real Estate 6% Westshore 80% CBD 20% 97% Leased1 1.8MM Total Square Feet1 $52.54 Average Asking Rent3 TAMPA Market Snapshot Submarket Concentration2 Industry Concentration4

38 Technology 36% Professional Services 24% Other 15% Construction 7% Real Estate 6% Transportation 5% Legal Services 4% Healthcare 3% Tempe 100% PHOENIX Market Snapshot 97% Leased1 1.6MM Total Square Feet1 Submarket Concentration2 Industry Concentration4 $57.02 Average Asking Rent3

39 Uptown 54% Preston Center 16% Legacy 30% Energy 35% Financial Services 25% Marketing 12% Marketing 12% Real Estate 8% Professional Services 3% Construction 3% Other 2% DALLAS Market Snapshot 98% Leased1 808K Total Square Feet1 $73.51 Average Asking Rent3 Submarket Concentration2 Industry Concentration4

40 Page 17 – Benefiting from Powerful Office Trends 1. Source: U.S. Census Bureau Historical Population Change Data. Page 18 – Benefiting from Powerful Office Trends 1. Source: JLL Office Market Dynamics 3Q25. Page 19 – Benefiting from Powerful Office Trends 1. Source: JLL Research. Page 20 – Benefiting from Powerful Office Trends 1. Source: JLL U.S. Office Outlook 1Q 2025. Page 21 – Positioned for Organic Growth 1. Lease expirations as a percentage of total portfolio rent when available, otherwise percentage of square footage, as of 31-Mar-2026 for those that have reported first quarter results. HPP, DEI and VNO as of 31- Dec-2025. Includes all members of the FTSE NAREIT Equity Office Index that report lease expirations. Page 22 – Positioned for Organic Growth 1. Per Cousins’ quarterly supplemental reports. 2. As of 30-Apr-2026. Leases in negotiation may not get signed and the timing of the leases may extend beyond 2Q26. Page 23 – Positioned for Organic Growth 1. Per Cousins’ quarterly supplemental reports. Page 24 – Strategic Capital Allocation Creates Growth Opportunities 1. Per Cousins’ quarterly supplemental reports. Average age is adjusted for sixteen assets that have been redeveloped over the past nine years. Page 25 – Strategic Capital Allocation Creates Growth Opportunities 1. Total includes JV investment in Proscenium for $16.7mm not depicted on page. Page 26 – Strategic Capital Allocation Creates Growth Opportunities 1. Represents leased percentage per 31-Mar-2026 filings. Page 27 – Strategic Capital Allocation Creates Growth Opportunities 1. See endnote 12 for Page 2. Page 28 – Balance Sheet Primed for Opportunities 1. See endnote 14 for Page 2. 2. See endnote 13 for Page 2. Page 29 – Track Record of Success 1. Per Cousins’ supplemental reports. Page 30 – Track Record of Success 1. FFO/share growth based on the midpoint of 2026 guidance when available, otherwise analyst consensus estimates. Page 31 – Track Record 0f Success 1. Source: Green Street Weekly Pricing reports through 24-Apr-2026. Includes 11 office peers covered by Green Street for entire period. NAV estimates adjusted for splits and spin-offs per Green Street. Appendix – Market Snapshots 1. Represents portfolio statistics of Company as reported in Cousins’ 31-Mar-2026 quarterly supplement. 2. Calculation is based on pro-rata share of 1Q26 NOI of Cousins assets. 3. Source: CoStar. Represents most recent weighted average gross rental rates of Cousins’ properties with space available for lease; where net rents are quoted, operating expenses are added to achieve gross rents. 4. Based on 1Q26 revenues. Management uses SIC codes when available along with judgment to determine tenant industry classification. Page 2 – Why Cousins? 1. As of 31-Mar-2026. 2. Based on 1Q26 GAAP NOI. Average age is adjusted for sixteen assets that have been redeveloped over the past nine years. 3. Based on CoStar average asking rents for same pool of Cousins assets from 4Q19 to 1Q26. 4. Source: CoStar. Weighted average gross rental rates of 4 & 5 star properties in our markets as of Mar-2026; where net rents are quoted, estimated operating expenses are added to achieve gross rents. 5. See page 15 Benefiting from Powerful Office Trends. 6. See pages 16-17 Benefiting from Powerful Office Trends. 7. See page 20 Benefiting from Powerful Office Trends. 8. See page 21 Positioned for Organic Growth. 9. See endnote 2 for page 22 Positioned for Organic Growth. 10. See page 23 Positioned for Organic Growth. 11. See page 24 Strategic Capital Allocation Creates Growth Opportunities. 12. See page 25 Strategic Capital Allocation Creates Growth Opportunities. 13. Represents Cousins’ estimate of developable SF, excluding redevelopment. See page 27. 14. Liquidity represents cash plus availability under Cousins’ Credit Facility as of 1-Apr-2026. $89 of unsettled forward equity comprised of 2.9mm shares issued on forward basis on our ATM. 15. Represents total debt, including Company’s share of unconsolidated debt, net of cash, divided by quarterly Annualized Adjusted EBITDAre as reported in companies’ most recent quarterly filings. Includes members of the FTSE NAREIT Equity Office Index that report EBITDA. 16. See Note 7 of 10-Q as of 31-Mar-2026. 17. Per Cousins’ supplemental reports. 18. FFO/share growth based on 2023 FFO reported as of 12/31/23 and 1Q26 full year FFO guidance. 19. See page 31 Track Record of Success. Page 3 – Cousins at a Glance 1. Represents Cousins’ pro-rata share of 1Q26 NOI per 31-Mar-2026 filings. 2. As of 31-Mar-2026. 3. See endnote 2 for Page 2. 4. See page 26 Strategic Capital Allocation Creates Growth Opportunities. 5. See endnote 12 for Page 2. Page 12 – Premier Sun Belt Lifestyle Office Portfolio 1. Source: BofA’s proprietary quality assessment of US Office REITs published 11-July-2024, Page 13 – Premier Sun Belt Lifestyle Office Portfolio 1. See endnote 4 for Page 2. 2. Cousins’ asking rates represent only properties with space available for lease. Page 14 – Benefiting from Powerful Office Trends 1. See Page 16-17 Benefiting from Powerful Office Trends. 2. See Page 18 Benefiting from Powerful Office Trends. 3. See Page 20 Benefiting from Powerful Office Trends. Page 15 – Benefiting from Powerful Office Trends 1. Source: JLL Research. 2. Based on SF. Average age is adjusted for sixteen assets that have been redeveloped over the past nine years. Page 16 – Benefiting from Powerful Office Trends 1. Source: U.S. Census Bureau Domestic Net Migration, July 2024-July 2025. ENDNOTES

41 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION Certain matters contained in this report are “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risks, as itemized herein. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, plans, expectations, and objectives. Examples of forward-looking statements in this earnings release and supplemental information include the Company’s guidance and underlying assumptions; projected capital expenditures; industry trends; future occupancy or volume and velocity of leasing activity; and entry into new markets. Any forward-looking statements are based upon management's beliefs, assumptions, and expectations of our future performance, taking into account information that is currently available. These beliefs, assumptions, and expectations may change as a result of possible events or factors, not all of which are known. If a change occurs, our business, financial condition, liquidity, and results of operations may vary materially from those expressed in forward-looking statements. Actual results may vary from forward-looking statements due to, but not limited to, the following: the risks and uncertainties related to the impact of changes in general economic and capital market conditions (on an international or national basis or within the markets in which we operate), including changes in inflation, changes in interest rates, supply chain disruptions, labor market disruptions (including changes in unemployment), dislocation and volatility in capital markets, and potential longer-term changes in consumer and customer behavior resulting from the severity and duration of any downturn, adverse conditions or uncertainty in the U.S. or global economy; risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases on favorable terms and on anticipated schedules); any adverse change in the financial condition or liquidity of one or more of our tenants or borrowers under our real estate debt investments; changes in customer preferences regarding space utilization; changes in customers’ financial condition; the availability, cost, and adequacy of insurance coverage; competition from other developers, investors, owners, and operators of real estate; the failure to achieve anticipated benefits from intended or completed acquisitions, developments, investments, or dispositions; the cost and availability of financing, the effectiveness of any interest rate hedging contracts, and any failure to comply with debt covenants under credit agreements; the effect of common stock, debt, or operating partnership unit issuances; threatened terrorist attacks or sociopolitical unrest such as political instability, civil unrest, armed hostilities, or political activism and the potential impact of the same upon our day-to-day building operations; the immediate and long-term impact of the outbreak of a highly infectious or contagious disease on our and our customers’ financial condition; risks associated with security breaches through cyberattacks, cyber intrusions, or otherwise; risks associated with the adoption and usage of artificial intelligence; changes in senior management, the Board of Directors, or key personnel; the potential liability for existing or future environmental or other applicable regulatory requirements, including the requirements to qualify for taxation as a real estate investment trust; the financial condition and liquidity of, or disputes with, joint venture partners; material changes in dividend rates on common shares or other securities or the ability to pay those dividends; the impact of changes to applicable laws, including the tax laws impacting REITs and the passage of the One Big Beautiful Bill Act, and the impact of newly adopted accounting principles on our accounting policies and on period to period comparison of financial results; risks associated with climate change and severe weather events; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission ("SEC") by the Company. These forward-looking statements are not exhaustive, speak only as of the date of issuance of this report and are not guarantees of future results, performance, or achievements. Additional risk factors that could adversely affect our business and financial performance can be found in Part 1, Item 1A. Risk Factors, of our Annual Report on Form 10-K for the year ended December 31, 2025, and are specifically incorporated by reference herein. The Company does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events, or other matters, except as otherwise required by law.

3344 Peachtree Road NE Suite 1800 Atlanta, GA 30326 cousins.comGregg Adzema Executive Vice President and Chief Financial Officer gadzema@cousins.com 404.407.1116 Roni Imbeaux Senior Vice President, Finance and Investor Relations rimbeaux@cousins.com 404.407.1104 NEUHOFF Nashville